EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Atabak Mokari, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, certify that the Annual Report of IRIDEX Corporation on Form 10-K for the fiscal year ended December 30, 2017 (i) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) that information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of IRIDEX Corporation.

Date: March 14, 2018

By:	/s/ ATABAK MOKARI
Name: Atabak Mokari
Title: Chief Financial Officer and Vice President of Corporate Development
(Principal Financial Officer)